Fees Summary	Jul. 24, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,027,370
Total Transaction Valuation	7,439,319,300
Total Offset Amount	0
Net Fee	$ 1,027,370